EMERALD-1 Full Data Presentation October 12, 2023

This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to statements regarding the timing and success of Morphic’s ongoing clinical trials and related data, updates and results from Morphic’s clinical trials and the potential therapeutic benefits of MORF-057. Certain data in this presentation are based on cross-study comparisons and are not based on any head-to-head clinical trials. Cross-study comparisons are inherently limited and may suggest misleading similarities and differences. The values shown in the cross-study comparisons are directional and may not be directly comparable. Statements including words such as “believe,” “plan,” “continue,” “expect,” “will,” “develop,” “signal,” “potential,” or “ongoing” and statements in the future tense are forward-looking statements. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are subject to risks and uncertainties that may cause Morphic’s actual activities or results to differ significantly from those expressed in or implied by any forward-looking statement, including risks and uncertainties related to the forward-looking statements in this presentation and other risks set forth in our filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on February 23, 2023, and the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023 filed with the SEC on August 3, 2023. These forward-looking statements speak only as of the date hereof and Morphic specifically disclaims any obligation to update these forward-looking statements or reasons why actual results might differ, whether as a result of new information, future events or otherwise, except as required by law. Note regarding trademarks: all third-party trademarks, including names, logos and brands, referenced by in this presentation are the property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law. 2 Forward-Looking Statements

• Primary endpoint achieved, with consistent and expected clinical improvement seen across key measures • PK in patients consistent with healthy volunteers • RO and T-cell subsets consistent with healthy volunteers • Generally well tolerated with no safety signal observed • Further clinical improvement in patients continuing treatment beyond week 12, especially in refractory patients 3 Phase 2a Study Designed to Confirm Efficacy Signal: Results Exceeded Expectations

• Welcome and Introduction – Chris Erdman, SVP Investor & Corporate Communications • Trial Design, Patient Disposition, Safety, PK/PD – Dr. Brihad Abhyankar, SVP Clinical Development, Morphic Therapeutic • Detailed Clinical Efficacy Results – Dr. Bruce Rogers, President, Morphic Therapeutic • Concluding Thoughts and Corporate Update – Dr. Marc Schegerin, COO & CFO, Morphic Therapeutic • Q&A – Dr. Brian Feagan – Morphic Team 4 Agenda

EMERALD-1 Trial Design and Patient Disposition

MORF-057 Phase 2a EMERALD-1


Induction Period
(12 weeks)
Maintenance Period
(40 weeks)
Screening Period
Target enrollment: 30-35 patients with moderately to severely active UC
MORF-057 (100 mg BID)
MORF-057 (100 mg BID)
Open-label Extension Study (6 months)
Safety Follow-Up Period
Primary endpoint at Week 12
Study Visits
W - 6 to -1
W0
W2
W6
W12
W20
W28
W36
W44
W52/EOT
W56/SFU
W65
W78/EOT
W82/SFU
Centrally Read Endoscopy + Biopsy
Centrally Read Endoscopy + Biopsy
Centrally Read Endoscopy + Biopsy

Primary Endpoint**: Change in RHI measured at 12 weeks**
Secondary Endpoint: Change in the mMCS from baseline at w12

RHI, Robarts Histopathology Index; mMCS, modified Mayo Clinic Score

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Category Patients, N=35 Age, mean ± SD Years 39.2 ± 14.1 Sex, n (%) Female 16 (45.7) Geography, n (%) Poland United States 28 (80.0) 7 (20.0) Duration of disease, mean ± SD Years 7.5 ± 8.0 Extent of disease, n (%) Proctosigmoiditis L-sided colitis Pancolitis 12 (34.3) 10 (28.6) 10 (28.6) RHI Score, mean ± SD Points 22.7 ± 7.3 mMCS, mean ± SD Points 6.7 ± 1.1 MES, n (%) 2 3 18 (51.4) 17 (48.6) Corticosteroid use, n (%) No Yes 26 (74.3) 9 (25.7) Previous use of AT*, n (%) Naïve Experienced 21 (60.0) 14 (40.0) 7 Baseline Patient Demographics: a Moderately-to- Severely Active UC population with High Disease Burden AT, advanced therapy; MES, Mayo endoscopic score; mMCS, modified Mayo Clinic score; RHI, Robarts histopathology index; SD, standard deviation *The number of AT-experienced patients was updated from n=13/35 to n=14/35 during re-review of data for presentation at a medical conference. During this re-review, It was determined that one patient had received an investigational agent deemed to be an advanced therapy before the MORF-057-201 trial. This change does not impact any of the clinical efficacy data presented from the EMERALD-1 study.

Demographics and Baseline Characteristics by Prior Treatment Status & Mayo Endoscopic Score

Baseline Characteristics	Main Cohort (N=35)	AT-N (N=21, 60%)	AT-E (N=14, 40%)	MES =2 (N=18, 51.4%)	MES =3 (N= 17, 48.6%)
Age, years, mean (SD)	39.2 (14.10)	39.9 (14.89)	38.3 (13.32)	40.1 (11.22)	38.4 (16.95)
Sex, n (%) Male/ Female	19 (54.3) / 16 (45.7)	10 (47.6) / 11 (52.4)	9 (64.3) / 5 (35.7)	9 (50.0) / 9 (50.0)	10 (58.8) / 7 (41.2)
Geography, n (%) USA / Poland	7 (20.0) / 28 (80.0)	5 (23.8) / 16 (76.2)	2 (14.3) / 12 (85.7)	4 (22.2) / 14 (77.8)	3 (17.6) / 14 (82.4)
RHI, mean (SD)	22.7 (7.32)	22.0 (7.51)	23.6 (7.19)	21.1 (8.04)	24.3 (6.30)
mMCS (central), mean (SD)	6.7 (1.07)	6.4 (1.12)	7.2 (0.80)	6.2 (1.06)	7.2 (0.83)
Total Mayo Clinic Score (tMCS), mean (SD)	8.9 (1.35)	8.5 (1.47)	9.6 (0.85)	8.2 (1.31)	9.7 (0.92)
Mayo Endoscopy Score (MES), n (%): 2/3	18 (51.4) / 17 (48.6)	14 (66.7) / 7 (33.3)	4 (28.6) / 10 (71.4)	18 (100) / 0	0 / 17 (100)
Previous Use of AT, n (%) Naïve/Experienced	21 (60.0) / 14 (40.0)	21 (100) / 0	0 / 14 (100)	14 (77.8) / 4 (22.2)	7 (41.2) / 10 (58.8)
Corticosteroid Use at Baseline, n (%) No/Yes	26 (74.3) / 9 (25.7)	17 (81.0) / 4 (19.0)	9 (64.3) / 5 (35.7)	14 (77.8) / 4 (22.2)	12 (70.6) / 5 (29.4)

MORPHIC

AT, advanced therapies; MES, Mayo endoscopic score; mMCS, modified Mayo Clinic score; RHI, Robarts histopathology index; SD, standard deviation

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Safety and Tolerability

MORF-057: Generally Well-Tolerated in EMERALD-1 No Safety Signal Observed (as of 10/10/23)

Endpoint	Patients, N = 35
Patients with ≥1 TEAE, n (%)	12 (34.3)
Serious TEAEs, n (%)	0
Patients with AE leading to death, n (%)	0
Patients with any grade 3 TEAEs, n (%) UC exacerbation[a]	 2 (5.7)
Common TEAEs (>5%), n (%) UC exacerbation Anemia[b,c]	 4 (11.4) 3 (8.6)
Treatment-related TEAE, n (%)	2 (5.7)

a. One UC exacerbation led to early discontinuation
b. All anemia events occurred in patients who had anemia at baseline and continued on study with iron supplements.
c. A third of patients with inflammatory bowel disease have iron-deficiency anemia
TEAE, treatment-emergent adverse event; UC, ulcerative colitis
*Data shown for 12-week induction period; as of 10/10/23, patients have been on EMERALD-1 study beyond the 12-week induction period and no other safety signals or SAEs have been reported.

MORPHIC

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PK/PD and Biomarker Data

• a4β7 RO achieved early and sustained saturating levels • a4β1 RO remained at low levels • No lymphocytosis or changes to circulating naïve T-cells were observed • a4β1 projected RO was below the limit of quantitation with mean trough value estimated to be <15% 12 Patient a4β7 Receptor Occupancy (RO) Consistent with Healthy Volunteer RO a4β7 selectivity over a4β1 consistent with Phase 1 results RO at 12 weeks a4β7 a4β1 Mean >98% BLQ Median >99% BLQ 1 10 100 0 20 40 60 80 100 500 Concentration (ng/mL) α 4β 7 R O (% ) Phase 1 EMERALD 1- RO: Receptor Occupancy; BLQ, Below Limit of Quantification

13 Substantial Lymphocyte Subset Changes Observed, Consistent With Engagement Of α4β7 0 25 50 75 100 125 150 Weeks N or m al iz ed % 0 2 6 12 0 25 50 75 100 125 150 200 300 400 Weeks N or m al iz ed % P = 0.0039 ** 0 2 6 12 P = 0.0298 * 0 25 50 75 100 125 150 200 300 400 Weeks N or m al iz ed % 0 2 6 12 P < 0.0001 **** P = 0.0010 ** P < 0.0001 **** Median of all patients Individual patients 0 25 50 75 100 125 150 175 200 Weeks N or m al iz ed % P < 0.0001 **** 0 2 6 12 P < 0.0001 **** P < 0.0001 **** CD4 Expressing T Cells B Cells Naïve (Neg. Control) Switched Memory (ITGb7+)Central Memory (ITGB7+) Effector Memory (ITGb7 Hi)

14 Fecal Calprotectin Decreases Correlated with Disease Improvement 19% 54% 75% Overall (n=29): 35% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Non- Responder (n=16) Clinical Response (n=13) Clinical Remission (n=8) -11% -86% -89% Overall (n=27): -56% -100% -90% -80% -70% -60% -50% -40% -30% -20% -10% 0% Non- Responder (n=15) Clinical Response (n=12) Clinical Remission (n=8) n = Patients with baseline FC > 250 mg/kg. No inclusion/exclusion criteria for FC levels Patients experiencing clinical remission also included in clinical response a. Data unavailable for 2 patients at week 12 Proportion of Patients with Fecal Cal < 250 mg/kg at Week 12 (Baseline > 250 mg/kg), n=29 Percentage Reduction From Baseline in Fecal Cal at Week 12 (Baseline > 250 mg/kg & Week 12 data available), n=27a

15 Expected Changes in C-Reactive Protein Observed 18% 33% 33% Overall (n=17): 24% 0% 5% 10% 15% 20% 25% 30% 35% 40% Non-Responder (n=11) Clinical Response (n=6) Clinical Remission (n=3) No inclusion/exclusion criteria for CRP levels: n= 17 pts with baseline > 3 mg/L Patients experiencing clinical remission also included in clinical response Proportion of Patients with hs-CRP < 3 mg/L at week 12 (Baseline > 3 mg/L)

Clinical Efficacy Results

• RHI: a validated histology index derived from the Geboes Score and designed to be reproducible and responsive to clinically meaningful change in disease activity in UC over time • Calculated by evaluating 4 centrally read, individually weighted histologic items, each on a scale from 0 to 3 • RHI = (1 × chronic inflammatory infiltrate score) + (2 × lamina propria neutrophils score) + (3 × neutrophils in epithelium score) + (5 × erosion or ulceration score) – Thus, total RHI Score ranges from 0 (no disease activity) to 33 (severe disease activity) • Remission: RHI ≤ 3 17 Robarts Histopathology Index for UC 0 3 6 9 12 15 18 21 24 27 30 33 Mean = 22.7RHI Remission EMERALD-1 Baseline RHI EMERALD-1 Inclusion Criteria: RHI ≥ 10

18 Modified Mayo Clinic Score for UC • Modified Mayo Clinic Score (mMCS) – Three component score – 0 to 9 scale with moderate to severe UC 5 to 9 – Clinical Remission • SFS ≤ 1 • RBS = 0 • MES ≤ 1 without friability – Endoscopic Response / Improvement: MES ≤ 1 – Symptomatic Remission: SFS = 0 (or = 1 with ≥ 1 point decrease from baseline) and RBS = 0 – PRO2: SFS + RBS

Primary Endpoint Met with High Statistical Significance

Consistent Effects Observed Among All Exploratory Measures

Endpoint @ Week 12	Overall (N=35)
Change in RHI, Mean (SD)	**-6.4 (11.18)** *p=0.0019*
RHI remission, n (%)	8 (22.9%)
Clinical response (mMCS)[1], n (%)	16 (45.7%)
Clinical remission (mMCS)[2], n (%)	9 (25.7%)
Endoscopic Response/Improvement[3], n (%)	9 (25.7%)
Change from baseline to Week 12 in the Modified MCS, Mean (SD)	-2.3 (2.14)

1. Clinical response (mMCS): decrease from baseline in the mMCS ≥2 points and ≥30% from baseline, plus a decrease in rectal bleeding subscore ≥1 or an absolute rectal bleeding subscore ≤1
2. Clinical remission (mMCS): rectal bleeding subscore of 0; a stool frequency subscore of ≤1; and an MES of ≤1 without friability
3. Endoscopic response / improvement: MES ≤1

MORPHIC

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EMERALD-1 Efficacy Results by AT Status and MES

Endpoint @ Week 12	Overall N=35	AT-naïve n=21	AT-experienced n=14	MES =2 n=18	MES =3 n= 17
Change in RHI, mean ± SD	**-6.4 ± 11.2**	**-7.4 ± 11.9**	**-4.8 ± 10.3**	**-6.9 ± 12.1**	**-5.8 ± 10.4**
RHI change ≥ 7 points, n (%)	17 (48.6)	12 (57.1)	5 (35.7)	10 (55.6)	7 (41.2)
RHI remission[1], n (%)	8 (22.9)	6 (28.6)	2 (14.3)	6 (33.3)	2 (11.8)
RHI reduction ≥ 50%, n (%)	12 (34.3)	9 (42.9)	3 (21.4)	9 (50.0)	3 (17.6)
Change in mMCS, mean ± SD	-2.3 ± 2.1	-2.9 ± 2.4	-1.6 ± 1.5	-2.7 ± 2.3	-1.9 ± 1.9
Clinical response (mMCS)[2], n (%)	16 (45.7)	11 (52.4)	5 (35.7)	9 (50)	7 (41.2)
Clinical remission (mMCS)[3], n (%)	9 (25.7)	9 (42.9)	0	6 (33.3)	3 (17.6)
Symptomatic remission[4], n (%)	11 (31.4)	10 (47.6)	1 (7.1)	7 (38.9)	4 (23.5)
Endoscopic response / improvement[5], n (%)	9 (25.7)	9 (42.9)	0	6 (33.3)	3 (17.6)
Change in SF, mean ± SD	-0.8 ± 1.1	-1.0 ± 1.2	-0.5 ± 0.7	-0.9 ± 1.3	-0.6 ± 0.8
Change in RB, mean ± SD	-1.1 ± 0.8	-1.1 ± 0.9	-0.9 ± 0.8	-1.4 ± 0.8	-0.7 ± 0.7

AT, advanced therapy; MCS, Mayo Clinic Score; mMCS, modified MCS; RHI, Robarts histopathology index; SF, Stool Frequency; RB, Rectal Bleeding; SD, standard deviation

1. RHI Remission: RHI ≤ 2
2. Clinical response (mMCS): decrease from baseline in the mMCS ≥2 points and ≥30% from baseline, plus a decrease in rectal bleeding subscore ≥1 or an absolute rectal bleeding subscore ≤1
3. Clinical remission (mMCS): rectal bleeding subscore of 0; a stool frequency subscore of ≤1; and an MES of ≤1 without friability
4. Symptomatic remission: SFS = 0 (or = 1 with ≥ 1 point decrease from baseline) and RBS = 0
5. Endoscopic response/improvement: MES ≤1

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21 Consistent “Across-the-Board” Efficacy Signals Observed Subgroup AT-Experienced Yes (n=14) No (n=21) Corticosteroid Use at Baseline Yes (n=9) No (n=26) Baseline MES 3 (n=17) 2 (n=18) Mean Change (95% CI) -4.8 (-10.7, 1.1) -7.4 (-12.8, -2.0) -5.2 (-11.1, 0.7) -6.8 (-11.7, -1.8) -5.8 (-11.1, -0.4) -6.9 (-13.0, -0.9) -26 -24 -22 -20 -18 -16 -14 -12 -10 -8 -6 -4 -2 0 2 Robarts Histopathology Index (RHI) Modified Mayo Clinical Score (mMCS) Subgroup AT-Experienced Yes (n=14) No (n=21) Corticosteroid Use at Baseline Yes (n=9) No (n=26) Baseline MES 3 (n=17) 2 (n=18) Mean Change (95% CI) -1.6 (-2.4, -0.7) -2.9 (-3.9, -1.8) -1.4 (-2.3, -0.6) -2.7 (-3.6, -1.7) -1.9 (-2.9, -1.0) -2.7 (-3.9, -1.6) -8 -7 -6 -5 -4 -3 -2 -1 0 1 Mean = -6.4 Mean = -2.3

22 Clinical Improvement in >75% of All Patients, Regardless of Prior Therapy and Baseline MES 77% 46% 26% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Improvement in mMCS Clinical Response Clinical Remission Overall Clinical Improvement AT-Naïve: n=21; AT-Experienced: n=14 76% 52% 43% 79% 36% 0% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Improvement in mMCS Clinical Response Clinical Remission Clinical Improvement by AT-Status AT-Naïve AT-Experienced 83% 50% 33% 71% 41% 18% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Improvement in mMCS Clinical Response Clinical Remission Clinical Improvement by Baseline MES MES=2 MES=3 Baseline MES=2: n=18; Baseline MES=3: n=17N=35 Pe rc en ta ge o f P at ie nt s

23 Change in Central mMCS By Patient from Baseline at Week 12 -7 -6 -5 -4 -3 -2 -1 0 1 2 Ch an ge in m M CS fr om B as el in e at W ee k 12

24 Change in Central mMCS from Baseline by Subgroup at Week 12 -7 -6 -5 -4 -3 -2 -1 0 1 2 Ch an ge in m M CS fr om B as el in e at W ee k 12 AT-Naïve Baseline MES = 3 AT-Naïve Baseline MES = 2 AT-Experienced Baseline MES = 3 AT-Experienced Baseline MES = 2 Response   Remission    RHI decrease from baseline ≥ 7        Steroid Use N N N N N N N N N N N N Y N Y N Y Y N N N N Y Y N N Y N Y N Y N N N N Baseline MES 2 2 2 3 2 3 2 3 2 2 3 3 3 3 2 2 3 2 2 2 3 3 3 2 2 2 3 3 3 3 2 3 3 2 2 # Prior AT 1 2 2 1 1 1 2 2 1 1 2 1 1 1 AT, advanced therapy; RHI, Robarts histopathology index; MES, Mayo endoscopic score

Data Beyond 12 weeks

26 Symptomatic Remission By AT-Status: Week 44 Intent to Treat (ITT): Denominator includes all enrolled patients (N=35) As observed: Denominator includes only patients who completed the visit 14.3 7.1 11.4 42.9 7.1 28.6 47.6 7.1 31.4 42.9 21.4 34.3 47.6 28.6 40 42.9 28.6 37.1 42.9 21.4 34.3 3/21 9/21 10/21 9/21 10/21 9/21 9/21 1/14 1/14 1/14 3/14 4/14 4/14 3/14 4/35 10/35 11/35 12/35 14/35 13/35 12/35 Week 2 Week 6 Week 12 Week 20 Week 28 Week 36 Week 44 0 20 40 60 Sy m pt om at ic R em is si on R at e (9 5% C I) Advanced Therapy-naïve Advanced Therapy-experienced ALL ALLAdvanced Therapy-experiencedAdvanced Therapy-naïve Symptomatic remission is defined as an stool frequency subscore=0 (or =1 with a >=1-point decrease from baseline) and rectal bleeding subscore=0 Symptomatic Remission by AT-StatusSymptomatic Remission by AT-Status Note: These are ad hoc analyses and are subject to change during the quality control and trial completion processes

27 Symptomatic Remission By Baseline MES: Week 44 ITT: Denominator includes all enrolled patients (N=35) As observed: Denominator includes only patients who completed the visit 11.111.8 11.4 44.4 11.8 28.6 38.9 23.5 31.4 44.4 23.5 34.3 55.6 23.5 40 55.6 17.6 37.1 50 17.6 34.3 2/18 8/18 7/18 8/18 10/18 10/18 9/18 2/17 2/17 4/17 4/17 4/17 3/17 3/17 4/35 10/35 11/35 12/35 14/35 13/35 12/35 Week 2 Week 6 Week 12 Week 20 Week 28 Week 36 Week 44 0 20 40 60 80 Sy m pt om at ic R em is si on R at e (9 5% C I) 2 3 ALL ALL32 Symptomatic remission is defined as an stool frequency subscore=0 (or =1 with a >=1-point decrease from baseline) and rectal bleeding subscore=0 11.111.8 11.4 44.4 11.8 28.6 41.2 28.6 35.5 57.1 40 50 71.4 44.4 60.9 71.4 42.9 61.9 75 42.9 63.2 2/18 8/18 7/17 8/14 10/14 10/14 9/12 2/17 2/17 4/14 4/10 4/9 3/7 3/7 4/35 10/35 11/31 12/24 14/23 13/21 12/19 Week 2 Week 6 Week 12 Week 20 Week 28 Week 36 Week 44 0 20 40 60 80 100 Sy m pt om at ic R em is si on R at e (9 5% C I) 2 3 ALL ALL32 y p y py Symptomatic remission is defined as an stool frequency subscore=0 (or =1 with a >=1-point decrease from baseline) and rectal bleeding subscore=0 Symptomatic Remission by Baseline Endoscopy Score Symptomatic Remission by Baseline Endoscopy Score Note: These are ad hoc analyses and are subject to change during the quality control and trial completion processes

28 PRO2 (SFS+RBS) Scores by Subgroup: Week 44 PRO2 (Sum of Stool Frequency and Rectal Bleeding Scores) by AT-Status PRO2 (Sum of Stool Frequency and Rectal Bleeding Scores) by Baseline Endoscopy Score 4.2 3 1.8 1.8 1 0.9 1.1 0.9 4.2 4.2 3.3 3.1 3.1 2.4 2.6 2.2 2.1 1.5 2 1.3 2.3 1.5 2.3 1.4 18 18 18 17 14 14 14 12 17 17 17 14 10 9 7 7 35 35 35 31 24 23 21 19 Baseline Week 2 Week 6 Week 12 Week 20 Week 28 Week 36 Week 44 0 2 4 M ea n +/ - S D 2 3 ALL ALL 3 2 q y g y py 4 3 1.9 1.6 1 0.7 1 0.8 4.5 3.4 3.2 3 2.1 2.2 2.2 2.3 4.2 3.1 2.4 2.2 1.5 1.3 1.5 1.4 21 21 21 18 14 13 12 11 14 14 14 13 10 10 9 8 35 35 35 31 24 23 21 19 Baseline Week 2 Week 6 Week 12 Week 20 Week 28 Week 36 Week 44 0 2 4 M ea n +/ - S D Advanced Therapy-naïve Advanced Therapy-experienced ALL ALL Advanced Therapy-experienced Advanced Therapy-naïve Note: These are ad hoc analyses and are subject to change during the quality control and trial completion processes

• Primary endpoint achieved, with consistent and expected clinical improvement seen across key measures • PK in patients consistent with healthy volunteers • RO and T-cell subsets consistent with healthy volunteers • Generally well tolerated with no safety signal observed • Further clinical improvement in patients continuing treatment beyond week 12, especially in refractory patients 29 Phase 2a Study Designed to Confirm Efficacy Signal: Results Exceeded Expectations

Corporate Update

31 MORF-057 and Corporate Guidance MORF-057 • EMERALD-1 maintenance phase continuing on track • EMERALD-2 enrolling on track • 1H25 primary endpoint data • Phase 2b in Crohn’s on track for ’24 initiation EMERALD-1 Phase 2a EMERALD-2 Phase 2b Crohn’s Phase 2b MORF-057 Phase 3 MORF-057 Phase 3 MORF-057 Phase 1 Studies Corporate Status • $725m in cash, cash equivalents and marketable securities as of 09/30/2023 • Well funded to execute with cash into 2H27 • Cash and guidance reflect fully burdened operating plan Complete Ongoing Planned Future Today

32 Dr. Brian Feagan is a gastroenterologist, with training in Clinical Epidemiology and Biostatistics. His research focus is the design, conduct and execution of large-scale randomized controlled trials (RCTs) in Crohn’s disease (CD) and ulcerative colitis (UC), and over the past 30 years, has been Principal Investigator in over 140 multi-center RCTs. His research has been devoted to the development, validation and optimization of outcome measures to assess the efficacy of novel therapeutics in CD and UC. Dr. Feagan is Professor of Medicine at the Schulich School of Medicine & Dentistry, a gastroenterologist at London Health Sciences Centre and Senior Scientific Director of Alimentiv Inc. Q&A Participants Brian G. Feagan, MD Q&A Participants • Brian G. Feagan, MD • Brihad Abhyankar, FRCS • Bruce Rogers, PhD • Marc Schegerin, MD • Chris Erdman, MPH